Janus Aspen Series

Janus Henderson Forty Portfolio

Supplement dated September 18, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

Effective on or about December 31, 2026, Nick Schommer will step down as Executive Vice President and Co-Portfolio Manager of Janus Henderson Forty Portfolio (the “Portfolio”). In addition, effective on or about January 1, 2027, Shilpee Raina will join Brian Recht as Co-Portfolio Manager of the Portfolio. She will serve the Portfolio as Lead Portfolio Manager, and have authority to exercise final decision-making on the overall portfolio. Mr. Schommer will assist with transitioning the Portfolio until May 1, 2027.

Ms. Raina will join Janus Henderson Investors US LLC from J.P. Morgan Asset Management, where she served as a portfolio manager on the Large Cap Core Equity Strategy within the U.S. Equity Group and previously served as a research analyst for the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors. She joined J.P. Morgan Asset Management in 2005 and holds a Bachelor of Science degree in Commerce, with concentrations in Finance and Accounting, from the University of Virginia’s McIntire School of Commerce. She holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.